UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 23, 2008
North Pointe Holdings Corporation
(Exact name of registrant as specified in its charter)

Michigan	00051530	383615047

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28819 Franklin Road, Southfield , Michigan		48034

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 248-358-1171
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 23, 2008, North Pointe Holdings Corporation (the “Company”), through its wholly owned subsidiary North Pointe Financial Services, Inc., completed the sale of Home Pointe Insurance Company to American Capital Assurance Corp., a subsidiary of Safe Harbour Holdings, LLC, a Florida domiciled insurance holding company. Home Pointe Insurance Company conducts all of the Company’s Florida homeowners and dwelling fire operations. At closing, the Company received $15.7 million in cash.
Item 9.01 Financial Statements and Exhibits.
99.1 Unaudited pro forma condensed consolidated financial statements.
(i) Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006.
(ii) Unaudited pro forma condensed consolidated balance sheet as of December 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pointe Holdings Corporation
January 25, 2008	By:	/s/ Brian J. Roney
		Name:	Brian J. Roney
		Title:	Chief Financial Officer